Exhibit 99.1  Joint Filer Information

Name:  Lightspeed Venture Partners Entrepreneur VI, L.P.
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement:  July 30, 2007

Name:  Lightspeed Venture Partners Entrepreneur VI-A, L.P.
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: July 30, 2007

Name:  Lightspeed Venture Partners VI Cayman, L.P.
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement:  July 30, 2007

Name:  Lightspeed Venture Partners VI, L.P.
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: July 30, 2007

Name:  Lightspeed Venture Partners VI-A, L.P.
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: July 30, 2007

Name:  Venture Investors General Partner L.L.C.
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement:  July 30, 2007

Name:  Cogan, Gill
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement:  July 30, 2007

Name:  Eggers, Barry
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement:  July 30, 2007

Name:  Mhatre, Ravi
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement:  July 30, 2007

Name:  Nieh, Peter
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement:  July 30, 2007

Name:  Showalter, Carl
Address: 2200 Sand Hill Road, Menlo Park, CA  94025
Designated Filer: Schaepe, Christopher J.
Issuer and Ticker Symbol:  Riverbed Technology, Inc. (RVBD)
Date of Event Requiring Statement: July 30, 2007